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                                                                   EXHIBIT 10.12

                   MASTER AGREEMENT FOR COMPUTER CONSULTING
                           AND PROGRAMMING SERVICES
                             (ON-SHORE/OFF-SHORE)
                            CONTRACT NUMBER M950013
                                            -------

     THIS MASTER AGREEMENT FOR COMPUTER PROGRAMMING SERVICES (this "Agreement"), is made as of April 25, 1995, by and between Target Stores, a division of DAYTON HUDSON CORPORATION ("Target"), a Minnesota corporation, and INFORMATION
                                                            -----------
MANAGEMENT RESOURCES, INC. (the "Vendor"), a Florida corporation.
- --------------------------                   -------

     1.  PURPOSE OF AGREEMENT.  The purpose of this Agreement is to set forth
         --------------------
the terms and conditions under which the Vendor will provide computer consulting and programing services to Target.

     2.  SCOPE OF AGREEMENT.  This Agreement covers all services and work
         ------------------
provided or produced by the Vendor pursuant to any Request for Services issued by Target and accepted by the Vendor during the term of this Agreement.

     3.  REQUEST FOR SERVICES.  Target shall issue a Request for Services (a
         --------------------
"Request for Services") using a copy of the form attached as Exhibit A whenever it wishes to use the Vendor's services. The Request for Services shall provide the following information.

          a. The name and address of the Target employee who will have administrative responsibility with respect to the Request for Services (the "Target Representative");

          b. The name and address of the Vendor's "Vendor Representative" (as defined in Section 5 below);

          c. A description of the services to be performed (the "Authorized Services");

          d. A schedule listing the names of the individuals who will perform the Authorized Services (the "Vendor's Personnel"), and indicating with respect to each:

               (1)  whether the individual is an employee (W-2 employee if on-
                    shore, or equivalent if off-shore) or a subcontractor;
               (2)  whether the individual will be working on-shore, off-shore or both;
               (3)  whether the individual is a U.S. citizen or not; and
               (4) if the individual is a non-citizen and will be working on-shore, whether the individual has a green card or an HB1 visa;

          e. A fee schedule, fixed price or other relevant information regarding charges for performance of Authorized Services

          f. A list of any expenses for which the Vendor will be reimbursed by Target (the "Reimbursable Expenses"); and

          g. A start date or start date perimeters and other relevant information regarding hours, schedules, completion dates, etc.

     Notwithstanding anything to the contrary set forth in Section 26 of this Agreement, the information set forth on the Request for Services may be modified as follows:

          a. The name and/or address of the Target Representative may be changed by giving oral or written notice to the Vendor Representative;

          b. The name and/or address of the Vendor Representative may be changed by giving oral or written notice to the Target Representative;

          c. The Authorized Services may only be amended in writing as provided in Section 26;

          d. The schedule listing Vendor's Personnel may only be amended in writing as provided in Section 26;

          e. The list of Reimbursable Expenses may only be amended in writing as provided in Section 26:

          f. The fee schedule and other information regarding changes for the performance of Authorized Services may only be amended in writing as provided in Section 26; and

          g. Start dates, completion dates and other scheduling information may be modified by oral or written agreement between the Vendor Representative and the Target Representative.

     The Vendor shall indicate its acceptance of a particular Request for Services by signing that Request for Services and returning it to the Target Representative.

     Upon the acceptance of a Request for Services by the Vendor, that Request for Services shall be incorporated into and made a part of this Agreement, and all of the terms and conditions of this Agreement shall apply to the performance of the Authorized Services described in that Request for Services, EXCEPT THAT ANY SPECIAL TERMS AND CONDITIONS EXPRESSLY SET FORTH IN THAT REQUEST FOR SERVICES SHALL GOVERN OVER THE TERMS AND CONDITIONS SET FORTH IN THIS AGREEMENT. Any such special terms and conditions shall apply only to the Authorized Services described in that particular Request for Services and shall have no application to services provided by the Vendor pursuant to other Request for Services.

     4.  RIGHT TO REJECT VENDOR'S PERSONNEL.  Target reserves the right to
         ----------------------------------
reject any of the Vendor's Personnel, at Target's sole and absolute discretion, under, but not limited to, the conditions listed below. If any individual is rejected, the Vendor may replace that individual. Target reserves the right to reject any individual with one day's notice.

          a. Schedules are not reasonably met and/or reasonable progress is not being made on assignments. The definition of reasonable progress is at Target's discretion.

          b. The individual is not fully qualified in the skills he or she was professed to possess.

          c. The individual's work is of poor quality and/or requires frequent or substantial rework.

          d. The individual interacts poorly with the rest of the project members. This includes both Target and vendor project members.

          e. The individual violates any Target policy which would result in a Phase 1 Warning, Phase 2 Warning, or termination for a Target employee.

          f. The individual refuses to sign a Confidentiality Agreement in the form attached as Exhibit C.

          g. The individual refuses to sign a Work Made for Hire/Assignment of Copyright Agreement in the form attached as Exhibit B.

     5.  VENDOR REPRESENTATIVE.  The Vendor shall designate one of its employees
         ---------------------
to act as the Vendor Representative (the "Vendor Representative") with respect to each Request for Services. The Vendor Representative shall be available to Target on a priority basis during the Vendor's regular business hours. The Vendor Representative's function shall be to ensure good communication between Target and the Vendor and "total quality" customer service

     6.  PAYMENT.  Target shall pay the Vendor for the Authorized Services
         -------
provided by the Vendor at the rates or as otherwise set forth in the applicable Request for Services. In addition, Target shall reimburse the Vendor for any reasonable expenses of the type(s) listed in the Request for Services as "Reimbursable Expenses" and for any other expenses approved in writing by Target. Target shall pay invoices submitted in accordance with Section 7 within [*] of Target's receipt of such invoices. Target shall pay interest at a rate of [*] on any amounts not paid within such [*].

     7.  INVOICING.  The Vendor shall invoice Target for services as rendered,
         ---------
but no more often than every two weeks. Each invoice shall identify the project by the date and number of the Request for Services. The invoice shall show the tasks performed, the names of the person(s) working on each task, the number of hours each person worked on each


[*]  Information redacted for Confidentiality Purposes.

task, and the applicable hourly rates. Reimbursable Expenses must be itemized and accompanied by reasonable backup documentation.

     8.  CONFIDENTIALITY.  As used in this Agreement, the term "Confidential
         ---------------
Information" refers to all information relating to Target's business, including, but not limited to, all data, reports, drawings, tapes, formulas, interpretations, forecasts, business plans and analysis, records, trade secrets, proposals, information regarding systems, including communication and information systems, information regarding the capabilities of or plans for existing or future technology used in Target's business (including any such information supplied to Target by a third-party and marked "confidential" or containing a notice of copyright or patent, i.e., third-party software), information regarding, existing and future stores, information regarding customers, information regarding employees, information regarding products, and information regarding pricing; EXCEPT that the term "Confidential Information" does not include information that:

          a. is publicly available or which becomes publicly available, through no act or omission of the Vendor, before it is disclosed to a third-Party;

          b. the Vendor already rightfully possessed before the information was disclosed by Target;

          c. the Vendor rightfully receives without obligation of confidentiality from any third-party; or

          d. was independently developed by an employee, subcontractor or consultant of the Vendor having no knowledge of the disclosures hereunder.

     The Vendor agrees to treat and by instruction or Agreement cause its employees, agents and subcontractors to treat, all Confidential Information as confidential, to disclose such information only to those employees, agents and subcontractors who have a legitimate business need to know in order to perform the Authorized Services, and to take strict precautions against the disclosure of such information to all other persons, both during and after the performance of the Authorized Services. Upon the termination of this Agreement, for any reason whatsoever, the Vendor shall promptly return to Target all copies of Confidential Information furnished by Target and all materials prepared for or in connection with the Authorized Services. Confidential Information disclosed pursuant to this Agreement shall continue to be subject to the terms of this Agreement for five (5) years following its disclosure to Vendor. This obligation of confidentiality shall survive termination of this Agreement.

     9.  PROPRIETARY RIGHTS.  For the purposes of this Agreement, the term
         ------------------
"Work" shall mean any program, whether in the source code or object code version, together with and including any algorithm, flowchart, schematic, diagram, specification, annotation, or other documentation connected therewith, and/or any product and/or any other thing produced as a result of the performance of the Authorized Services. All Work shall be considered "work made for hire" under the Copyright Act of 1976, 17 U.S.C. Sec. 101, and ownership of the entire right, title and interest in the Work, including, but not limited to, any copyrights therein, shall reside in Target. If the Work cannot be considered a work made for hire under 17 U.S.C. Sec. 101, then the parties agree that the entire right, title and interest in the Work, including but not limited to any copyrights therein, the right to register and renew the copyrights throughout the world, and rights under the Universal Copyright Convention and the Berne Convention, shall be and hereby are assigned (throughout the world and for the entire duration of the copyright) by Vendor to Target.

     Vendor warrants and represents that all persons who perform all or any portion of the Authorized Services at the direction of Vendor, are either (a) the Vendor's employees (W-2 employees if working on-shore or the equivalent if working off-shore) and doing so in the course of their employment with Vendor, or (b) the Vendor's subcontractors and doing so pursuant to written agreements with Vendor in the form attached to this Agreement as Exhibit B, confirming and effecting an assignment of all rights in and to the Work, including, but not limited, to any copyrights therein, to Target. IF THE PERSON IS NOT THE VENDOR'S EMPLOYEE AS DEFINED IN THE PREVIOUS SENTENCE, THE VENDOR MUST DELIVER TO TARGET A FULLY EXECUTED ASSIGNMENT OF COPYRIGHT IN THE FORM OF EXHIBIT B BEFORE THE PERSON BEGINS WORK.

     10.  INDEPENDENT CONTRACTOR.  By this Agreement, Target and the Vendor
          ----------------------
intend to create an independent contractor relationship. As such, Target is interested only in the results of the Vendor's performance and not the method or manner of performance. Therefore, while the Vendor's Personnel shall perform the Authorized Services in accordance with and to Target standards and specifications, the Vendor retains sole and exclusive control over the method and manner in which the Authorized Services are performed. All Authorized Services performed and Work produced pursuant to this Agreement are subject to Target's right of inspection and must meet with Target's approval.

     The Vendor warrants and represents that it, and not Target, is the employer of the Vendor's employees and that it is solely responsible for complying with all laws, rules and regulations of any governmental authority having appropriate jurisdiction relating to such employment, including, but not limited to, immigration, taxation, worker compensation and unemployment compensation.

     The Vendor warrants and represents that it is aware of and in compliance with all laws, rules, regulations and requirements of any governmental authority having appropriate jurisdiction with respect to the Vendor's Personnel and with any contractual obligations to which it may be subject relating to the Vendor's Personnel.

     The Vendor agrees and acknowledges that Target has no obligation whatsoever to provide liability or health insurance, or any other benefit provided to Target employees for the Vendor or the Vendor's Personnel, and neither the Vendor nor any of the Vendor's Personnel shall claim benefits under applicable unemployment or workers' compensation laws from Target for any injuries sustained by the Vendor or any of the Vendor's Personnel while performing the Authorized Services.

     If any court or administrative tribunal or agency with appropriate jurisdiction determines that any employment relationship has been or will be established by the performance of this Agreement; notwithstanding anything to the contrary set forth in Section 13, this Agreement (including any outstanding Requests for Services) shall immediately and automatically terminate and, notwithstanding anything to the contrary set forth in Section 13, the Vendor shall reimburse and indemnify Target for costs and expenses of any nature arising out of or relating to such a determination and/or Target's defense of such a determination, including, but not limited to, tax withholding and insurance claims in the nature of unemployment compensation and/or workers' compensation imposed by any level of government and reasonable attorneys' fees and costs of suit. The Vendor shall also indemnify and hold harmless Target against any claim brought by any of the Vendor's Personnel that is related in any way to services or work performed under this Agreement, except to the extent such claim arises out of Target's gross negligence or willful misconduct.

     The Vendor warrants and represents that throughout the term of this Agreement, the Vendor shall comply with all applicable laws, rules and regulations of any governmental authority or any country having authority over such matters with respect to the performance of any part of the Authorized Services "off-shore" and/or by persons who are not citizens of the United States, whether "off-shore" or within the United States. The Vendor further warrants and represents that the Vendor shall require and verify that any subcontractor has complied with all applicable laws, rules and regulations of any governmental authority or any country having authority over such matters with respect to the performance of any part of the Authorized Services "off-shore" and/or by persons who are not citizens of the United States, whether "off-shore" or within the United States. Without limiting the foregoing, the Vendor warrants and represents that any person performing any part of the Authorized Services will have the appropriate visa and work papers before beginning work.

     Notwithstanding anything to the contrary set forth in Section 13 of this Agreement, the Vendor shall indemnify and hold Target harmless against any and all losses, liabilities, judgments, awards, settlements, damages, costs and expenses, including without limitation, legal fees and expenses, arising out of or related to the breach of the warranties set forth in the previous paragraph; provided that Target notifies the Vendor promptly in writing of the claim and provided that the Vendor may fully participate in the defense and/or agrees to any settlement of such claim.

     Neither the Vendor nor any of the Vendor's Personnel shall have the right to purchase goods or services in the name of Target, execute or make contracts in the name of Target, or obligate Target in any way. The Vendor shall ensure that the Vendor's Personnel are aware that they are not agents, employees, and/or legal representatives of Target and may not represent themselves as such.

     Target does not agree to use the Vendor exclusively or to provide any minimum amount of work. The Vendor and any of its employees or subcontractors are free to contract to perform similar services to others during the term of this Agreement, subject to the obligation of confidentiality set forth in
Section 8 and Target's proprietary rights as set forth in Section 9.

     11.  WARRANTIES.  The Vendor warrants and represents that neither the
          ----------
Vendor nor any of the Vendor's Personnel will infringe upon or violate the patent, copyright, trademark, trade secret or other proprietary right of any third party in connection with the performance of services under this Agreement.

     The Vendor warrants and represents that any services performed by the Vendor, its employees and/or subcontractors pursuant to this Agreement shall be
(a) performed in a professional and workmanlike manner; (b) performed in compliance with all applicable federal, state and local government laws, regulations, and requirements, and (c) performed by adequately trained, competent personnel.

     Notwithstanding anything to the contrary set forth in Section 13, the Vendor shall indemnify and hold Target harmless against any and all losses, liabilities, judgments, awards, settlements, damages, costs and expenses, including without limitation, legal fees and expenses arising out of or related to any claim that the services performed pursuant to this Agreement infringe upon any trademark, copyright, patent, trade secret or similar intellectual property right of any third party;provided that Target notifies the Vendor promptly in writing of the claim and provided that the Vendor may fully participate in the defense and/or agrees to any settlement of such claim.

     THERE ARE NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, ORAL OR WRITTEN, IN FACT, ARISING BY OPERATION OF LAW OR OTHERWISE EXCEPT AS RECITED EXPRESSLY IN THE BODY OF THIS AGREEMENT AND DESIGNATED AS REPRESENTATIONS OR WARRANTIES, AND THE PARTIES HERETO AGREE SPECIFICALLY THAT THERE ARE NO OTHER IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

     12.  USE OF TARGET'S NAME.  The Vendor shall not use Target's name,
          --------------------
trademarks, service marks or logo in any advertisements or materials of a promotional nature or in soliciting other clients without first obtaining Target's written permission which may be withheld at Target's sole discretion.

     13.  LIMITATION OF LIABILITY.
          -----------------------

          a.  Vendor's Liability.  IN NO EVENT SHALL THE VENDOR BE LIABLE
              ------------------
          FOR ANY SPECIAL, INCIDENTAL, CONSEQUENTIAL OR EXEMPLARY DAMAGES ARISING OUT OF THE VENDOR'S ENGAGEMENT UNDER THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, ANY COSTS, EXPENSES OR LIABILITIES INCURRED AS A RESULT OF LOST PROFITS OR REVENUES, LOSS OF USE OF ANY SOFTWARE OR ANY HARDWARE, LOSS OF DATA, THE COST OF RECOVERING SUCH DATA, OR THE COST OF SUBSTITUTE SOFTWARE, EVEN IF THE VENDOR IS INFORMED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER CLAIMED UNDER CONTRACT, TORT OR ANY OTHER LEGAL THEORY, UNLESS SUCH DAMAGES ARE THE RESULT OF THE VENDOR'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT; PROVIDED, HOWEVER, NOTHING HEREIN SHALL LIMIT THE VENDOR'S OBLIGATION TO INDEMNIFY TARGET FOR CLAIMS OF INFRINGEMENT PURSUANT TO SECTION 11 OR FOR EMPLOYMENT RELATED CLAIMS PURSUANT TO SECTION 10. If any of the limitations on the liability of the Vendor contained in this paragraph are found to be invalid or unenforceable for any reason by a court of competent jurisdiction, Target hereby expressly agrees that the maximum aggregate liability of the Vendor under such circumstance for liabilities that otherwise would have been limited shall not exceed the aggregate fees paid by Target to the Vendor pursuant to the applicable Request for Services.

          b.  Target's Liability.  IN NO EVENT SHALL TARGET BE LIABLE FOR ANY
              ------------------
          SPECIAL, INCIDENTAL, CONSEQUENTIAL OR EXEMPLARY DAMAGES, ARISING DIRECTLY OR INDIRECTLY OUT OF TARGET'S BREACH OF THIS AGREEMENT, EVEN IF TARGET IS INFORMED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER CLAIMED UNDER CONTRACT, TORT OR ANY OTHER LEGAL THEORY, UNLESS SUCH DAMAGES ARE THE RESULT OF TARGET'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. If any of the limitations on the liability of Target contained in this Agreement are found to be invalid or unenforceable for any reason by a court of competent jurisdiction, the Vendor hereby expressly agrees that the maximum aggregate liability of Target under such circumstance for liabilities that otherwise would have been limited shall not exceed the aggregate fees paid by Target to the Vendor pursuant to the applicable Request for Services.

     14.  INSURANCE.  In addition to any other insurance requirements set forth
          ---------
in Section 10 of this Agreement, the Vendor shall maintain (and cause its subcontractors, if any, to maintain) the following insurance coverages in full force and effect throughout the term of this Agreement:

          a.   Workers' Compensation Insurance as may be from time to time
               --------------------------------
               required under applicable federal laws and the laws of the state(s) or country in which the Authorized Services are performed.

          b.   Employer's Liability Insurance with limits of not less than
               -------------------------------
               $300,000.00 each accident, $300,000.00 disease - policy limit, and $300,000.00 disease - each employee.

          c.   Commercial General Liability Insurance (including contractual
               ---------------------------------------
               liability to cover the indemnity provisions set forth in this Agreement) with limits of not less than $5,000,000 - general aggregate, $5,000,000 products - completed operations aggregate, $1,000,000 personal and advertising injury, $1,000,000 each occurrence, and no separate limits with respect to fire damage or medical expenses.

          d.   Automobile Liability Insurance (including owned, non-owned and
               -------------------------------
               hired) with limits of not less than One Million Dollars ($1,000,000.00) combined single limit.

     The foregoing insurance shall contain a provision whereby the insurer agrees to give Target thirty (30) days' written notice before the insurance is canceled or materially altered. The foregoing insurance shall be written on an occurrence basis and shall include Dayton Hudson Corporation and Target as additional insureds. The Vendor shall furnish current certificates evidencing that the foregoing insurance is being maintained by Vendor. Delivery of a certificate to Target which is not in full compliance with this Agreement shall not be deemed to waive the Vendor's obligations. All of the insurance policies required to be obtained pursuant to this Agreement shall be with companies either rated no less than X as to financial rating and no less than A- as to Policy Holder's Rating in the current edition of Best's Insurance Guide (or with an association of companies each of the members of which are so rated) or having a parent company's debt to policyholder surplus ratio of 1:1.

     15.  INTENTIONALLY DELETED.
          ---------------------

     16.  TERM OF AGREEMENT.  This Agreement shall take effect on the Effective
          -----------------
Date, as defined in Section 28 below, and shall remain in effect until terminated by one of the parties pursuant to Section 17 below.

     17.  TERMINATION OF AGREEMENT.  Target may terminate this Agreement or any
          ------------------------
Request for Services, with or without cause and at its sole discretion, upon written notice to the Vendor. The Vendor may terminate this Agreement, without cause and at its sole discretion, upon sixty (60) days written notice to Target. The foregoing notwithstanding, if Target breaches this Agreement or any of the special terms or conditions of any Request for Services, the Vendor shall have cause to terminate this Agreement and may terminate this Agreement or any Request for Services upon seven (7) days written notice to Target unless the event(s) giving rise to the breach have been remedied or rectified within that seven-day period or unless the Vendor revokes its notice in writing.

     Target's sole obligation to the Vendor upon termination of this Agreement shall be payment to the Vendor for such Authorized Services as has been completed prior to date of termination.

     18.  FORCE MAJEURE.  Any delay or failure of performance of either party to
          -------------
this Agreement shall not constitute a breach or default of the Agreement, or give rise to any claims for damages, if and to the extent that such delay or failure is caused by an occurrence beyond the control of the party affected, including, but not limited to, acts of governmental authorities, acts of God, the discovery of materially different site conditions, wars, riots, rebellions, sabotage, fire, explosions, accidents, floods, strikes, lockouts, or changes in laws, regulations, or ordinances, In the event thata party intends to invoke this force majeure provision, that party shall provide prompt notice to the other party as soon as possible after the occurrence of the event giving rise to the claim of force majeure.

     19.  NOTICE.  All notices, demands and requests required or permitted to be
          ------
given under this Agreement or subsequent Request for Services must be in writing and must be delivered personally, by facsimile transmission or telecopy (in which event, the notice shall be confirmed by overnight delivery), by nationally recognized overnight courier or sent by United States certified mail, return receipt requested, postage prepaid and addressed to the parties at their respective addresses set forth below (or at the address set forth on the applicable Request for Services), and the same shall be effective upon receipt if delivered personally, or on the next business day if sent by overnight courier or by facsimile transmission or telecopy, or three (3) business days after deposit in the mail if mailed. The initial addresses of the parties shall be

          To Vendor:  Information Management Resources. Inc.
                      --------------------------------------
                      26750 U.S. Highway 19 North, Suite 500
                      --------------------------------------
                      Clearwater, Florida 34621-3442
                      ------------------------------
                      Attn: Thomas Spencer
                      --------------------

          To Target:  Target Stores
                      33 South Sixth Street

                      Minneapolis, Minnesota 55402
                      Attn: IS Technical Resource Manager

Upon at least ten (10) days' prior written notice, each party shall have the right to change its address to any other address within the United States of America.

     20.  NO WAIVER.  Except as expressly set forth in this Agreement, the
          ---------
failure of either party at any time to require performance by the other party of any provision of this Agreement shall in no way affect the right of such party to require performance of that provision. Any waiver by either party of any breach of any provision of this Agreement shall not be construed as a waiver of any continuing or succeeding breach of such provision, a waver of the provision itself, or a waiver of any right under this Agreement.

     21.  CONSTRUCTION.  The rule of strict construction shall not apply to this
          ------------
Agreement. This Agreement has been prepared by Target and its professional advisors and reviewed and modified by the Vendor and its professional advisors. Target, the Vendor, and their separate advisors believe that this Agreement is the product of all of their efforts, that it expresses their agreement, and that it should not be interpreted in favor of or against either Target or the Vendor merely because of their efforts in preparing it.

     22.  CAPTIONS, GENDER, NUMBER AND LANGUAGE OF INCLUSION.  The captions are
          --------------------------------------------------
inserted in this Agreement only for convenience of reference and do not define, limit, or describe the scope or intent of any provisions of this Agreement. Unless the context clearly requires otherwise, the singular includes the plural, and vice versa, and the masculine, feminine, and neuter adjectives include one another. As used in this Agreement, the word "including" shall mean "including, but not limited to".

     23.  EXHIBITS.  The following exhibits shall be deemed incorporated into
          --------
this Agreement in their entirety:

          Exhibit A  Sample Request for Services Form

          Exhibit B  Authorized Services Made for Hire Agreement and Assignment
                     of Copyright

          Exhibit C  Confidentiality Agreement

     24.  COSTS OF LITIGATION.  If a dispute should arise relating to the
          -------------------
performance of the services to be provided under this Agreement, and should that dispute result in litigation, the prevailing party shall be entitled to recover all reasonable costs incurred in the defense or prosecution of the claim, including, without limitation, court costs and reasonable attorneys' fees.

     25.  GOVERNING LAW.  The validity, performance and construction of this
          -------------
Agreement shall be governed and interpreted in accordance with the laws of Minnesota.

     26.  ENTIRE AGREEMENT/AMENDMENT.  This Agreement contains the entire
          --------------------------
understanding and agreement between the parties with respect to the subject matter hereof and supersedes all previous communications, negotiations and agreements, whether oral or written, between the parties with respect to such subject matter. No addition to or modifications of this Agreement or waiver of any provisions of this Agreement shall be binding on either party unless made in writing and executed on behalf of Target and Vendor.

     27.  SEVERABILITY/SURVIVAL.  Every section, term and provision of this
          ---------------------
Agreement is severable from the others. Any future determination by a court or other authority having jurisdiction over the parties or this Agreement that a particular section, term, or provision of this Agreement is invalid, void, illegal, or unenforceable shall not affect the validity and enforceability of the remaining sections, terms, or provisions. The provisions of Sections 8 through 15 and all of the warranties and representations expressly set forth herein shall survive the termination of this Agreement.

     28.  EFFECTIVE DATE.  For the purposes of this Agreement, the term
          --------------
"Effective Date" shall mean the date set forth on the second line of this Agreement.

     29.  ADDITIONAL OR CONTRARY TERMS AND PROVISIONS, IF ANY.  Any additional
          ---------------------------------------------------
or contrary terms and provisions set forth in a rider dated as of the date of this Agreement, signed by both parties, and attached hereto shall be incorporated herein and shall govern over any contrary terms and provisions set forth above.

     30.  AUTHORITY.  Target and the Vendor each warrant and represent to the
          ---------
other that the individuals executing this Agreement have the full capacity, right, power and authority to execute and deliver this Agreement, and all required actions and approvals therefor have been duly taken and obtained. The individuals signing this Agreement and all other documents executed or to be executed pursuant hereto on behalf of any party are and shall be duly authorized to sign the same on that party's behalf and to bind that party thereto.

     IN WITNESS WHEREOF, the parties have each executed this Agreement by their duly authorized representatives on the date(s) shown below.

THE VENDOR:                               TARGET:
                                          DAYTON HUDSON CORPORATION
INFORMATION MANAGEMENT RESOURCES, INC.    TARGET STORES DEIVISION
By:    /s/ Satish K. Saran                By:    /s/ Thomas Jeffery
      --------------------------                -----------------------------
      Name:   Satish K. Sanan                   Name:  Thomas Jeffery
      --------------------------
      Title:  President & CEO                   Title:  Senior Vice President
      --------------------------

Date:    May 15, 1995                     Date:    5/11/95
      --------------------------                -----------------------------
      Approved by IMR Legal Dept.
          ARE_________

                                   EXHIBIT A
                              REQUEST FOR SERVICES
                              RFS NUMBER _________

VENDOR:                              ________________________________________
DATE OF THIS REQUEST FOR SERVICES:   ________________________________________
DATE OF MASTER AGREEMENT:            ________________________________________
CONTRACT NUMBER:                     ________________________________________

     The Vendor hereby agrees to provide the following individuals to perform the Authorized Services described below in accordance with the terms and conditions of the Master Agreement as amended by this Request for Services.

================================================================================
   VENDOR REPRESENTATIVE                    TARGET REPRESENTATIVE
================================================================================

Name:  ___________________________   Name:   ________________________________
Title: ___________________________   Title:: ________________________________
Address:   _______________________   Address:   _____________________________
__________________________________   ________________________________________
__________________________________   ________________________________________
Phone #:   _______________________   Phone #:   _____________________________
Fax #:     _______________________   Fax #:     _____________________________
================================================================================

================================================================================
                              AUTHORIZED SERVICES




(Provide a brief description of the project and the services to be performed.)
- --------------------------------------------------------------------------------
FEE SCHEDULE, FIXED PRICE              START DATE (OR START DATE PERIMETERS)
OR OTHER INFORMATION                   AND OTHER SCHEDULING INFORMATION:
REGARDING CHARGES FOR
SERVICES:





(Attach additional sheets
 if necessary.)                        (Attach additional sheets if necessary.)
- --------------------------------------------------------------------------------
REIMBURSABLE EXPENSES:                 SPECIAL INSTRUCTIONS:



(Attach additional sheets
 if necessary.)
- --------------------------------------------------------------------------------
INVOICE SHOULD BE
 ADDRESSED TO:



                                       (Attach additional sheets if necessary.)
================================================================================

================================================================================
                              VENDOR'S PERSONNEL
================================================================================
        Provide the following information respect to each individual performing Authorized Services.
        (Attach additional sheets as necessary.)
================================================================================
 Name: _________________________________________

 [_]   Working in U.S. (Attach signed Confidentiality Agreement)
 [_]   U.S. Citizen    [_]  Green Card    [_]  HB1 Visa
 [_]   Working Off-Shore
 [_]   Vendor's Employee (W2 or Equivalent)
 [_]   Vendor's Contract Employee or Subcontractor
       (Attach signed Assignment of Copyright)
================================================================================
 Name: _________________________________________

 [_]   Working in U.S. (Attach signed Confidentiality Agreement)
 [_]   U.S. Citizen    [_]  Green Card    [_]  HB1 Visa
 [_]   Working Off-Shore
 [_]   Vendor's Employee (W2 or Equivalent)
 [_]   Vendor's Contract Employee or Subcontractor
       (Attach signed Assignment of Copyright)
================================================================================
 Name: _________________________________________

 [_]   Working in U.S. (Attach signed Confidentiality Agreement)
 [_]   U.S. Citizen    [_]  Green Card    [_]  HB1 Visa
 [_]   Working Off-Shore
 [_]   Vendor's Employee (W2 or Equivalent)
 [_]   Vendor's Contract Employee or Subcontractor
       (Attach signed Assignment of Copyright)
================================================================================
 Name: _________________________________________

 [_]   Working in U.S. (Attach signed Confidentiality Agreement)
 [_]   U.S. Citizen    [_]   Green Card    [_]  HB1 Visa
 [_]   Working Off-Shore
 [_]   Vendor's Employee (W2 or Equivalent)
 [_]   Vendor's Contract Employee or Subcontractor
       (Attach signed Assignment of Copyright)
================================================================================
 Name: _________________________________________

 [_]   Working in U.S. (Attach signed Confidentiality Agreement)
 [_]   U.S. Citizen    [_]  Green Card    [_]  HB1 Visa
 [_]   Working Off-Shore
 [_]   Vendor's Employee (W2 or Equivalent)
 [_]   Vendor's Contract Employee or Subcontractor
       (Attach signed Assignment of Copyright)
================================================================================
 VENDOR                                              DAYTON HUDSON CORPORATION,
                                                         TARGET STORES DIVISION
 ______________________________________

 By: __________________________________     By: ________________________________
 Name: ________________________________     Name: ______________________________
 Date: ________________________________     Date: ______________________________

================================================================================
                         ADDITIONAL VENDOR'S PERSONNEL
================================================================================
 VENDOR:
- --------------------------------------------------------------------------------
 RFS NO.:
- --------------------------------------------------------------------------------
 DATE OF RFS:
================================================================================
 Name: _______________________________________

 [_]   Working in U.S. (Attach signed Confidentiality Agreement)
 [_]   U.S. Citizen    [_]  Green Card    [_]  HB1 Visa
 [_]   Working Off-Shore
 [_]   Vendor's Employee (W2 or Equivalent)
 [_] Vendor's Contract Employee or Subcontractor (Attach signed Assignment of Copyright)
================================================================================
 Name: _______________________________________

 [_]   Working in U.S. (Attach signed Confidentiality Agreement)
 [_]   U.S. Citizen    [_]  Green Card    [_]  HB1 Visa
 [_]   Working Off-Shore
 [_]   Vendor's Employee (W2 or Equivalent)
 [_] Vendor's Contract Employee or Subcontractor (Attach signed Assignment of Copyright)
================================================================================
 Name: _______________________________________

 [_]   Working in U.S. (Attach signed Confidentiality Agreement)
 [_]   U.S. Citizen    [_]  Green Card    [_]  HB1 Visa
 [_]   Working Off-Shore
 [_]   Vendor's Employee (W2 or Equivalent)
 [_] Vendor's Contract Employee or Subcontractor (Attach signed Assignment of Copyright)
================================================================================
 Name: _______________________________________

 [_]   Working in U.S. (Attach signed Confidentiality Agreement)
 [_]   U.S. Citizen    [_]  Green Card    [_]  HB1 Visa
 [_]   Working Off-Shore
 [_]   Vendor's Employee (W2 or Equivalent)
 [_] Vendor's Contract Employee or Subcontractor (Attach signed Assignment of Copyright)
================================================================================
 Name: _______________________________________

 [_]   Working in U.S. (Attach signed Confidentiality Agreement)
 [_]   U.S. Citizen    [_]  Green Card    [_]  HB1 Visa
 [_]   Working Off-Shore
 [_]   Vendor's Employee (W2 or Equivalent)
 [_] Vendor's Contract Employee or Subcontractor (Attach signed Assignment of Copyright)
================================================================================

                                   EXHIBIT B

                             WORK MADE FOR HIRE AND
                       ASSIGNMENT OF COPYRIGHT AGREEMENT

               THIS AGREEMENT is made and entered into this ___, day of ______________, 19___ by and between Target Stores, a division of Dayton Hudson Corporation ("Target") ___________________________________________
     (the "Vendor") and  _________________________________________, the
     Vendor's subcontractor (the "Subcontractor") .

               WHEREAS, Target and the Vendor have entered into that certain Master Agreement for Computer Consulting and Programming Services dated _____ (the "Master Agreement"); and

               WHEREAS, Target has issued and the Vendor has accepted that certain Request for Services No. _________ dated __________ (the "RFS"), pursuant to which the Vendor has agreed to perform certain Authorized Services and produce certain Work for certain consideration payable to the Vendor by Target: and

               WHEREAS, the Vendor has commissioned the Subcontractor to perform all or part of the Authorized Services and to produce all or part of the Work for certain consideration payable to the Subcontractor by the Vendor; and

               WHEREAS, the Subcontractor has agreed to perform such Authorized Services and produce such Work; and

               WHEREAS, the Parties intend that Target shall own the entire right, title and interest in the Work produced by the Subcontractor, including but not limited to the copyright therein;

               NOW THEREFORE, the parties expressly agree as follows:

     1. As used in this Agreement, the term "Authorized Services" shall mean the services described in the RFS. As used in this Agreement the term "Work" shall mean any program, whether in the source code or object code version, together with and including any algorithm, flowchart, schematic, diagram, specification, annotation, or other documentation connected therewith, and/or any product and/or any other thing produced as a result of the Authorized Services.

     2. Any Work produced by the Subcontractor shall be considered a "work made for hire" under the Copyright Act of 1976, 17 U.S.C. Sec. 101, and ownership of the entire right, title and interest in such Work, including but not limited to any copyrights therein, shall reside in Target.

     3. If the Work produced by the Subcontractor cannot be considered a work made for hire under 17 U.S.C. Sec. 101, then the parties agree that the entire right, title and interest in such Work, including but not limited to any copyrights therein, the right to register and renew the copyrights throughout the world and rights under the Universal Copyright Convention and the Berne Convention, shall be and hereby are assigned (throughout the world and for the entire duration of the copyright) by the Subcontractor to Target.

     VENDOR                            SUBCONTRACTOR

     ______________________________    _________________________________

     By:___________________________    By:______________________________

           Name:___________________           Name:_____________________

           Title:__________________           Title:____________________

     Date:_________________________    Date:____________________________



     TARGET

     _________________________________

     By: _____________________________

           Name:______________________

           Title:_____________________

     Date:____________________________

                                   EXHIBIT C

                           CONFIDENTIALITY AGREEMENT


           My name is _________________________________________________. My
     mailing address is _____________________________________________.  I am an
     employee or a subcontractor of ______________________________________( the
     "Vendor").

           The Vendor has assigned me to perform services for Dayton Hudson Corporation, Target Stores Division ("Target"). In the course of my work, I will have access to proprietary, secret and confidential information relating to Target. Target could suffer irreparable harm if any of this information were disclosed to Target's competitors or other third parties. As a material inducement for Target to allow me access to such information, I hereby agree as follows:

           1 . As used in this Agreement, the term "Confidential Information" refers to all information relating to Target's business, including, but not limited to, all data, reports, drawings, tapes, formulas, interpretations, forecasts, business plans and analysis, records, trade secrets, proposals, information regarding systems, including communication and information systems, information regarding the capabilities of or plans for existing or future technology used in Target's business (including any such information supplied to Target by a third-party and marked "confidential" or containing a notice of copyright or patent, e.g., third-party software), information regarding existing and future stores, information regarding customers, information regarding employees, information regarding products, and information regarding pricing; EXCEPT that the term "Confidential Information" does not include information that:

                a. is publicly available or which becomes publicly available, through no act or omission of the Vendor, before it is disclosed to a third-party;

                b. the Vendor already rightfully possessed before the information was disclosed by Target;

                c. the Vendor rightfully receives without obligation of confidentiality from any third-party; or

                d. was independently developed by an employee, subcontractor or consultant of the Vendor having no knowledge of the disclosures hereunder.

          The Vendor agrees to treat and by instruction or Agreement cause its employees, agents and subcontractors to treat, all Confidential Information as confidential, to disclose such information only to those employees, agents and subcontractors who have a legitimate business need to know in order to perform the Authorized Services, and to take strict precautions against the disclosure of such information to all other persons, both during and after the performance of the Authorized Services. Upon the termination of this Agreement, for any reason whatsoever, the Vendor shall promptly return to Target all copies of Confidential Information furnished by Target and all materials prepared for or in connection with the Authorized Services. Confidential Information disclosed pursuant to this Agreement shall continue to be subject to the terms of this Agreement for five (5) years following its disclosure to Vendor. This obligation of confidentiality shall survive termination of this Agreement.

          2. I will not copy, disclose, provide or otherwise make available to anyone any Confidential Information, except to Target employees or my direct supervisor and then only to the extent necessary to perform the services I have been assigned to perform. I will take all appropriate steps to protect the confidentiality and security of the Confidential Information.

          3. As soon as I have completed my assignment, I will return to Target all copies of any Confidential Information furnished to me by Target and all copies of any materials prepared by or for me in connection with my assignment.

          4. I understand that if I violate the terms of this Agreement, I may be removed from the project and Target may take legal action against me.

          5. My obligations with respect to the confidentiality and security of the Confidential Information shall survive even after I finish my assignment for Target and even after my relationship with the Vendor comes to an end.


     Signature:_____________________________

     Date:__________________________________

                           RIDER DATED April 25, 1995
                  TO MASTER AGREEMENT FOR COMPUTER CONSULTING
                            AND PROGRAMMING SERVICES



     A.   Section 14, INSURANCE, is deleted and replaced with the following.
                      ---------

     In addition to any other insurance requirements set forth in Section 10 of this Agreement, the Vendor shall maintain (and cause its subcontractors, if any, to maintain) the following insurance coverages in full force and effect throughout the term of this Agreement:

               a.   Workers' Compensation Insurance as may be from time to time
                    --------------------------------
                    required under applicable federal laws and the laws of the state(s) or country in which the Authorized Services are performed.

               b.   Employer's Liability Insurance with limits of not less than
                    -------------------------------
                    $300,000.00 each accident, $300,000.00 disease - policy limit, and $300,000.00 disease - each employee.

               c.   Commercial General Liability Insurance (including
                    ---------------------------------------
                    contractual liability tocover the indemnity provisions set forth in this Agreement) with limits of not less than $4,000,000 general aggregate, $4,000,000 products completed operations aggregate, $1,000,000 personal and advertising injury, $1,000,000 each occurrence, and separate limits with respect to $50,000 fire damage and $5,000 medical expenses.

               d.   Automobile Liability Insurance (including owned, non-owned
                    -------------------------------
                    and hired) with limits of not less than One Million Dollars ($1,000,000.00) combined single limit.


     The foregoing insurance shall contain a provision whereby the insurer agrees to give Target thirty (30) days' written notice before the insurance is canceled or materially altered. The foregoing insurance shall be written on an occurrence basis and shall include Dayton Hudson Corporation and Target as additional insureds. The Vendor shall furnish current certifi-cates evidencing that the foregoing insurance is being maintained by Vendor. Delivery of a certificate to Target which is not in full compliance with this Agreement shall not be deemed to waive the Vendor's obligations. All of the insurance policies required to be obtained pursuant to this Agreement shall be with companies either rated no less than X as to financial rating and no less than A- as to Policy Holder's Rating in the current edition of Best's Insurance Guide (or with an association of companies each of the members of which are so rated) or having a parent company's debt to policyholder surplus ratio of 1:1.

                           RIDER DATED April 25, 1995
                  TO MASTER AGREEMENT FOR COMPUTER CONSULTING
                            AND PROGRAMMING SERVICES



     B.   Section 15, Intentionally Deleted, is deleted and replaced with the
                      ---------------------
     following.

     Target agrees that, unless otherwise agreed to by the parties in writing, during the term of the Request for Services and for a period of one (1) year after termination of the Request for Services, Target shall not directly or indirectly solicit, hire or otherwise retain as an employee or independent contractor an employee or former employee of the Vendor who performed Authorized Services, UNLESS, Target first obtains the Vendors Written permission.












     VENDOR:                          TARGET:

     Information Management           DAYTON HUDSON CORPORATION
     Resource, Inc.                   TARGET STORES DIVISION

     By:  /s/ Satish K. Sanan           By:   /s/ Thomas A. Jeffery
          ------------------------            -----------------------

          Name: Satish K. Sanan               Name:  Thomas A. Jeffery
                ------------------

          Title: President & CEO              Title:     Senior Vice President
                ------------------

     Date: May 15, 1995                 Date  5/11/95
           -----------------------            -----------------------


          Approved by IMR Legal Dept.
               ARE _______

                               AMENDMENT NO. 1
                    MASTER AGREEMENT FOR COMPUTER CONSULTING
                            AND PROGRAMMING SERVICES
                            CONTRACT NUMBER M940049
                                            -------

     FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which the parties hereby acknowledge, that certain Master Agreement for Computer Consulting and Programming Services dated August 8, 1994, by and between Target Stores, a division of DAYTON HUDSON CORPORATION ("Target"), a Minnesota corporation and INFORMATION MANAGEMENT RESOURCES. INC. (the "Vendor"), a Florida
                ---------------------------------------
corporation (together with any previous amendments thereto, the "Master Agreement") is hereby amended as follows:

1. The Vendor warrants and represents to Target that it will not subcontract any services performed by the Vendor for Target, except to the Vendor's Indian subsidiary, Information Management Resources (India) Ltd., and that every individual provided to Target by the Vendor will be a full-time employee of the Vendor.






     The terms of this Amendment shall govern over any contrary term or provision set forth in the Master Agreement. The parties acknowledge that the Master Agreement, as amended herein, remains in full force and effect. This Amendment shall become effective on the date on which it is signed by the last party to execute this Amendment.

VENDOR:                                    TARGET:

INFORMATION MANAGEMENT RESOURCES,          DAYTON HUDSON CORPORATION, TARGET
INC.                                       STORES DIVISION

By:  /s/ Jeffery S. Slowgrove              By:  /s/ Thomas A Jeffery
     ------------------------                   --------------------

     Name:  Jeffery S. Slowgrove                Name:  Thomas A. Jeffery
            --------------------                       -----------------

     Title:  Treasurer                          Title:  Senior Vice President
             ---------                                  ---------------------

Date:  11/21/94                            Date:  November 15, 1994
       --------                                   -----------------


Approved by IMR Legal Dept.
              ARE ARE
                  ---

                                                      Master.Am version 11/03/94

                          REQUEST FOR SERVICES ("RFS")

Vendor:        Information Management Resources, Inc.
Date of This RFS:   12/30/99                  Date of Master Agmt: 4/25/95

Contract Number:    M950013                   RFS No:    950013 - 0002

     The Vendor hereby agrees to provide the following individuals to perform the Authorized Services described below in accordance with the terms and conditions of the Master Agreement as amended by this Request for Services.

- --------------------------------------------------------------------------------
VENDOR REPRESENTATIVE                     DHC REPRESENTATIVE
- --------------------------------------------------------------------------------
Name:  Mark Ralls                         Name:     Deb Bauman
Title:                                    Title:    Project Manager
Address:  26750 US Highway 19 North       Address:  33 South Sixth Street
          Suite 500                                 P.O. Box 1392
          Clearwater, FL 34621-3442                 Minneapolis, MN 55440-1392
Phone #:  (813) 797-7080                  Phone #:  (612) 335-0572       CC-05A
Fax #:    (813) 791-8152                  Fax #:    (612) 335-5472

- --------------------------------------------------------------------------------
                             AUTHORIZED SERVICES:
- --------------------------------------------------------------------------------
Programming assistance on the Target Outsourcing Project with IMR.
- --------------------------------------------------------------------------------
FEE SCHEDULE, FIXED PRICE OR OTHER INFORMATION REGARDING CHARGES FOR SERVICES:
- --------------------------------------------------------------------------------
This project is a fixed bid.
- --------------------------------------------------------------------------------
START DATE (OR START DATE PERIMETERS) AND OTHER SCHEDULING INFORMATION:
- --------------------------------------------------------------------------------
9/11/95 to 6/98
- --------------------------------------------------------------------------------
                            REIMBURSABLE EXPENSES:
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
                             SPECIAL INSTRUCTIONS:
- --------------------------------------------------------------------------------
Please refer to RFS #950013-0001 for details on the project. The same details and guideline apply to this request as request 0001.
- --------------------------------------------------------------------------------
                        INVOICE SHOULD BE ADDRESSED TO:
Deb Bauman, CC-05A
33 South Sixth Street
P.O. Box 1392
Minneapolis, MN 55440-1392

- --------------------------------------------------------------------------------
                         ADDITIONAL VENDOR'S PERSONNEL
- --------------------------------------------------------------------------------

Vendor: Information Management Resources, Inc.          RFS No:  950013 - 0002

Date of RFS:  12/30/99                                  Date: 9/7/95


- --------------------------------------------------------------------------------
Name: [*]                                               Rate: [*]

[x]   Working in U.S. (Attach signed Confidentiality Agreement)
      [ ]  U.S. Citizen     [ ]  Green Card       [x]  HB1 Visa

[ ]   Working Off-Shore
[x]   Vendor's Employee (W-2 or Equivalent)
[ ]   Vendor's Contract Employee or Subcontractor (Attach signed Assignment of Copyright)
- --------------------------------------------------------------------------------
Name: [*]                                               Rate: [*]
                                                              Contractor Removed

[x]   Working in U.S. (Attach signed Confidentiality Agreement)
      [ ]  U.S. Citizen     [ ]  Green Card       [x]  HB1 Visa

[ ]   Working Off-Shore
[x]   Vendor's Employee (W-2 or Equivalent)
[ ]   Vendor's Contract Employee or Subcontractor (Attach signed Assignment of Copyright)
- --------------------------------------------------------------------------------


Vendor:                                    Dayton Hudson Corporation,
Information Management Resources, Inc.     Target Stores Division

By:  /s/ Andrew R. Etkind                  By:  /s/ Randy Kirihara
   --------------------------------------     ----------------------------------
   Name:  Andrew R. Etkind                    Name:  Randy Kirihara
        ---------------------------------          -----------------------------
   Title: Vice President, General Counsel     Title: Technical Resources Manager
          -------------------------------           ----------------------------
   Date:  September 15, 1995                  Date:  9/11/95
          -------------------------------          -----------------------------

[Stamp: Approved by IMR Legal Dept.
      ARE  \s\ARE
           ------

[*]  Information redacted for Confidentiality Purposes.

                    MASTER AGREEMENT FOR COMPUTER CONSULTING
                            AND PROGRAMMING SERVICES
                             CONTRACT NUMBER 940049
                                             ------

     THIS MASTER AGREEMENT FOR COMPUTER PROGRAMMING SERVICES (this "Agreement"), is made as of August 8, 1994, by and between Target Stores, a division of
              --------
DAYTON HUDSON CORPORATION ("Target"), a Minnesota corporation, and Information
                                                                   -----------
Management Resources. Inc. (the "Vendor"), a Florida corporation.
- ---------------------------                  -------

     1.  PURPOSE OF AGREEMENT. The purpose of this Agreement is to set forth the
         --------------------
terms and conditions under which the Vendor will provide computer consulting and programming services to Target.

     2.  SCOPE OF AGREEMENT. This Agreement covers all services provided by the
         ------------------
Vendor pursuant to any Request for Services issued by Target and accepted by the Vendor during the term of this Agreement.

     3.  REQUEST FOR SERVICES. Target shall issue a Request for Services (a
         --------------------
"Request for Services") using a copy of the form attached as Exhibit A whenever it wishes to use the Vendor's services. The Request for Services shall provide the following information:

          a. the name and address of the Target employee who will have administrative responsibility with respect to the Request for Services (the "Project Manager");

          b. the name and address of the designated "Account Representative" (as defined in Section 5 below):

          c. a general description of the services to be performed (together with all products and proceeds of such services. the "Authorized Services"):

          d. a list of the names of the individuals the Vendor will provide to perform the Authorized Services, indicating whether each individual is an employee of the Vendor or a subcontractor (the "Vendor's Personnel");

          e.  a fee schedule;

          f. a list of any expenses for which the Vendor will be reimbursed by Target (the "Reimbursable Expenses"); and

          g. a start date and/or other information regarding hours, schedules, completion dates. etc.


     The Vendor shall indicate its acceptance of a particular Request for Services by signing that Request for Services and returning it to the Project Manager.

     Upon the acceptance of a Request for Services by the Vendor, that Request for Services shall be incorporated into and made a part of this Agreement, and all of the terms and conditions of this Agreement shall apply to the performance of the Authorized Services described in that Request for Services, except that any special terms and conditions expressly set forth in that Request for Services shall govern over the terms and conditions set forth in this Agreement. Any such special terms and conditions shall apply only to the Authorized Services described in that particular Request for Services and shall have no application to services provided by the Vendor pursuant to other Request for Services.

                                     - 1 -             version 05/12/94

     4.  RIGHT TO REJECT VENDOR'S PERSONNEL.  Target reserves the right to
         ----------------------------------
reject any of the Vendor's Personnel, at Target's sole and absolute discretion, under, but not limited to, the conditions listed below. If any individual is rejected, the Vendor may replace that individual. Target reserves the right to reject any individual with one day's notice.

          (a) Schedules are not reasonably met and/or reasonable progress is not being made on assignments. The definition of reasonable progress is at Target's discretion.

          (b) The individual is not fully qualified in the skills he or she was professed to possess.

          (c) The individual's work is of poor quality and/or requires frequent or substantial rework.

          (d) The individual interacts poorly with the rest of the project members. This includes both Target and vendor project members.

          (e) The individual violates any Target policy which would result in a Phase 1 Warning, Phase 2 Warning, or termination for a Target employee.

          (f) The individual refuses to sign a Confidentiality Agreement in the form attached as Exhibit C.

          (g) The individual refuses to sign a Work Made for Hire/Assignment of Copyright Agreement in the form attached as Exhibit B.


     5.  ACCOUNT REPRESENTATIVE.  The Vendor shall designate one of its
         ----------------------
employees to act as Target's Account Representative (the "Account
Representative") with respect to each Request for Services. The Account Representative shall be available to Target on a priority basis during the Vendor's regular business hours. The Account Representative's function shall be to ensure good communication between Target and the Vendor and "total quality" customer service.

     6.  PAYMENT.  Target shall pay the Vendor for the Authorized Services
         -------
provided by the Vendor at the rates set forth in the applicable Request for Services. In addition, Target shall reimburse the Vendor for any reasonable expenses of the type(s) listed in the Request for Services as "Reimbursable Expenses" and for any other expenses approved in writing by Target. Target shall pay invoices submitted in accordance with Section 7 within [*] days of Target's receipt of such invoices. Target shall pay interest at a rate of [*] [*] per month on any amounts not paid within such [*] period.

     7.  INVOICING.  The Vendor shall invoice Target for services as rendered,
         ---------
but no more often than every two weeks. Each invoice shall identify the project by the date and number of the Request for Services. The invoice shall show the tasks performed, the names of the person(s) working on each task, the number of hours each person worked on each task, and the applicable hourly rates. Reimbursable Expenses must be itemized and accompanied by reasonable backup documentation.

     8.  CONFIDENTIALITY.  The term "Confidential Information" refers to all
         ---------------
data, reports, drawings, tapes, formulas, interpretations, forecasts, business plans and analysis, records, trade secrets, proposals, information regarding systems, including communication and information systems, information regarding customers, information regarding employees, information regarding products, information regarding pricing, and all other information reflecting upon or concerning Target, unless such information has been published by Target in publicly available documents. The Vendor agrees to treat, and to cause its employees and subcontractors to treat, all Confidential Information as confidential and to take strict precautions against disclosure of such information to third parties, both during and after the term of this Agreement. Upon the termination of this Agreement, for any reason

                             -2-                       version    05/12/94

[*]  Information redacted for Confidentiality Purposes.

whatsoever, the Vendor shall promptly return to Target all copies of Confidential Information furnished by Target and all materials prepared for or in connection with the Authorized Services. This obligation of confidentiality shall survive termination of this Agreement.

     9.  PROPRIETARY RIGHTS.  All Authorized Services shall be considered work
         -------------------
made for hire under the Copyright Act of 1976, 17 U.S.C. Sec. 101, and ownership of the entire right, title and interest in the Authorized Services, including, but not limited to, any copyrights therein, shall reside in Target. If the Authorized Services cannot be considered a work made for hire under 17 U.S.C. Sec. 101, then the parties agree that the entire right, title and interest in the Authorized Services, including but not limited to any copyrights therein, the right to register and renew the copyrights throughout the world, and rights under the Universal Copyright Convention and the Berne Convention, shall be and hereby are assigned by Vendor to Target.

     Vendor warrants and represents that all persons who perform all or any portion of the Authorized Services at the direction of Vendor, are either (a) the Vendor's W-2 employees and doing so in the course of their employment with Vendor, or (b) the Vendor's subcontractors and doing so pursuant to written agreements with Vendor in the form attached to this Agreement as Exhibit B, confirming and effecting an assignment of all rights in and to the Authorized Services, including, but not limited, to any copyrights therein, to Target. IF THE PERSON IS NOT THE SUBCONTRACTOR'S W-2 EMPLOYEE, THE VENDOR MUST DELIVER TO TARGET A FULLY EXECUTED ASSIGNMENT OF COPYRIGHT IN THE FORM OF EXHIBIT B BEFORE THE PERSON BEGINS WORK.

     10.  INDEPENDENT CONTRACTOR.  By this Agreement, Target and the Vendor
          ----------------------
intend to create an independent contractor relationship. As such, Target is interested only in the results of the Vendor's performance and not the method or manner of performance. Therefore, while the Vendor's Personnel. shall perform the Authorized Services in accordance with and to Target standards and specifications, the Vendor retains sole and exclusive control over the method and manner in which the Authorized Services are performed. All Authorized Services performed pursuant to this Agreement are subject to Target's right of inspection and must meet with Target's approval.

     The Vendor warrants and represents that it, and not Target, is the employer of the Vendor's employees and that it is solely responsible for complying with all laws, rules and regulations relating to such employment, including, but not limited to, immigration, taxation, worker compensation, unemployment compensation, and Occupational Safety and Health Administration laws, rules and regulations.

     The Vendor warrants and represents that it is aware of and in compliance with all federal, state and local laws, rules, regulations and requirements with respect to the Vendor's Personnel and with any contractual obligations to which it may be subject relating to the Vendor's Personnel.

     The Vendor agrees and acknowledges that Target has no obligation whatsoever to provide liability or health insurance, or any other benefit provided to Target employees for the Vendor or the Vendor's Personnel, and neither the Vendor nor any of the Vendor's Personnel shall claim benefits under applicable unemployment or workers' compensation laws from Target for any injuries sustained by the Vendor or any of the Vendor's Personnel while performing the Authorized Services.

     If any court or administrative tribunal or agency with appropriate jurisdiction determines that any employment relationship has been or will be established by the performance of this Agreement, notwithstanding anything to the contrary set forth in Section 13, this Agreement (including any outstanding Requests for Services) shall immediately and automatically terminate and, notwithstanding anything to the contrary set forth in Section 13, the Vendor shall reimburse and indemnify Target for costs and expenses of any nature arising out of or relating to such a determination and/or Target's defense of such a determination, including, but not limited to, tax withholding and insurance claims in the nature of unemployment compensation and/or workers' compensation imposed by any level of government and reasonable attorneys' fees and costs of suit. The Vendor shall also indemnify and hold harmless Target against any claim brought by any of the Vendor's Personnel that is related in any way to services or work performed under this Agreement.

     Neither the Vendor nor any of the Vendor's Personnel shall have the right to purchase goods or services in the name of Target, execute or make contracts in the name of Target, or obligate Target in any way. The Vendor shall ensure that the Vendor's Personnel are aware that they are not agents, employees, or legal representatives of Target and may not represent themselves as such.

     Target does not agree to use the Vendor exclusively or to provide any minimum amount of work. The Vendor and any of its employees or subcontractors are free to contract to perform similar services to others during the term of this Agreement.

     11.  WARRANTIES.  The Vendor warrants and represents that neither the
          ----------
Vendor nor any of the Vendor's Personnel will infringe upon or violate the patent, copyright, trademark, trade secret or other proprietary right of any third party in connection with the performance of services under this Agreement.

     The Vendor warrants and represents that any services performed by the Vendor, its employees and/or subcontractors pursuant to this Agreement shall be
(a) performed in a professional and workmanlike manner; (b) performed in compliance with all applicable federal, state and local government laws, regulations, and requirements, and (c) performed by adequately trained, competent personnel, all of whom are familiar with the relevant aspects of Target's operations.

     Notwithstanding anything to the contrary set forth in Section 13, the Vendor shall indemnify and hold Target harmless against any and all losses, liabilities, judgments, awards, settlements, damages, costs and expenses, including without limitation, legal fees and expenses arising out of or related to any claim that the services performed pursuant to this Agreement infringe upon any trademark, copyright, patent, trade secret or similar intellectual property right of any third party; provided that Target notifies the Vendor promptly in writing of the claim and provided that the Vendor may fully participate in the defense and/or agrees to any settlement of such claim.

     THERE ARE NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, ORAL OR WRITTEN, IN FACT, ARISING BY OPERATION OF LAW OR OTHERWISE EXCEPT AS RECITED EXPRESSLY IN THE BODY OF THIS AGREEMENT AND DESIGNATED AS REPRESENTATIONS OR WARRANTIES, AND THE PARTIES HERETO AGREE SPECIFICALLY THAT THERE ARE NO OTHER IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

     12.  USE OF TARGET'S NAME.  The Vendor shall not use Target's name in any
          --------------------
advertisements or materials of a promotional nature or in soliciting other clients without first obtaining Target's written permission which may be withheld at Target's sole discretion.

     13.  LIMITATION OF LIABILITY.
          ------------------------

          a.  Vendor's Liability.  IN NO EVENT SHALL THE VENDOR BE LIABLE FOR
              ------------------
     ANY SPECIAL, INCIDENTAL, CONSEQUENTIAL OR EXEMPLARY DAMAGES ARISING OUT OF THE VENDOR'S ENGAGEMENT UNDER THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, ANY COSTS, EXPENSES OR LIABILITIES INCURRED AS A RESULT OF LOST PROFITS OR REVENUES, LOSS OF USE OF ANY SOFTWARE OR ANY HARDWARE, LOSS OF DATA, THE COST OF RECOVERING SUCH DATA, OR THE COST OF SUBSTITUTE SOFTWARE, EVEN IF THE VENDOR IS INFORMED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER CLAIMED UNDER CONTRACT, TORT OR ANY OTHER LEGAL THEORY, UNLESS SUCH DAMAGES ARE THE RESULT OF THE VENDOR'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT; PROVIDED, HOWEVER, NOTHING HEREIN SHALL LIMIT THE VENDOR'S OBLIGATION TO INDEMNIFY TARGET FOR CLAIMS OF INFRINGEMENT PURSUANT TO SECTION 11 OR FOR EMPLOYMENT RELATED CLAIMS PURSUANT TO SECTION 10. If any of the limitations on

                                     -4-               version  05/12/94
     the liability of the Vendor contained in this paragraph are found to be invalid or unenforceable for any reason by a court of competent jurisdiction, Target hereby expressly agrees that the maximum aggregate liability of the Vendor under such circumstance for liabilities that otherwise would have been limited shall not exceed the aggregate fees paid by Target to the Vendor pursuant to the applicable Request for Services.

          b.  Target's Liability.  IN NO EVENT SHALL TARGET BE LIABLE FOR ANY
              -------------------
     SPECIAL, INCIDENTAL, CONSEQUENTIAL OR EXEMPLARY DAMAGES, ARISING DIRECTLY OR INDIRECTLY OUT OF TARGET'S BREACH OF THIS AGREEMENT, EVEN IF TARGET IS INFORMED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER CLAIMED UNDER CONTRACT, TORT OR ANY OTHER LEGAL THEORY, UNLESS SUCH DAMAGES ARE THE RESULT OF TARGET'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. If any of the limitations on the liability of Target contained in this Agreement are found to be invalid or unenforceable for any reason by a court of competent jurisdiction, the Vendor hereby expressly agrees that the maximum aggregate liability of Target under such circumstance for liabilities that otherwise would have been limited shall not exceed the aggregate fees paid by Target to the Vendor pursuant to the applicable Request for Services.

     14.  NONSOLICITATION.  Target agrees that, unless otherwise agreed to by
          ---------------
the parties in writing, during the term of the Request for Services and for a period of one (1 ) year after termination of the Request for Services, Target shall not directly or indirectly solicit, hire or otherwise retain as an employee or independent contractor an employee or former employee of the Vendor who performed Authorized Services, UNLESS Target first obtains the Vendor's written permission.

     15.  TERM OF AGREEMENT.  This Agreement shall take effect on the Effective
          -----------------
Date, as defined in Section 27 below, and shall remain in effect until terminated by one of the parties pursuant to Section 16 below.

     16.  TERMINATION OF AGREEMENT.  Target may terminate this Agreement or any
          ------------------------
Request for Services, with or without cause and at its sole discretion, upon written notice to the Vendor. The Vendor may terminate this Agreement, without cause and at its sole discretion, upon sixty (60) days written notice to Target. The foregoing notwithstanding, if Target breaches this Agreement or any of the special terms or conditions of any Request for Services, the Vendor shall have cause to terminate this Agreement and may terminate this Agreement or any Request for Services upon seven (7) days written notice to Target unless the event(s) giving rise to the breach have been remedied or rectified within that seven-day period or unless the Vendor revokes its notice in writing.

     Target's sole obligation to the Vendor upon termination of this Agreement shall be payment to the Vendor for such Authorized Services as has been competed prior to date of termination.

     17.  FORCE MAJEURE. Any delay or failure of performance of either party to
          -------------
this Agreement shall not constitute a breach or default of the Agreement, or give rise to any claims for damages, if and to the extent that such delay or failure is caused by an occurrence beyond the control of the party affected, including, but not limited to, acts of governmental authorities, acts of God, the discovery of materially different site conditions, wars, riots, rebellions, sabotage, fire, explosions, accidents, floods, strikes, lockouts, or changes in laws, regulations, or ordinances. In the event that a party intends to invoke this force majeure provision, that party shall provide prompt notice to the other party as soon as possible after the occurrence of the event giving rise to the claim of force majeure.

     18.  NOTICE.  All notices, demands and requests required or permitted to be
          ------
given under this Agreement or subsequent Request for Services must be in writing and must be delivered personally, by facsimile transmission or telecopy (in which event, the notice shall be confirmed by overnight delivery), by nationally recognized overnight courier or sent by United States certified mail, return receipt requested, postage prepaid and addressed to the parties at their respective addresses

                                     -5-               version    05/12/94
set forth below (or at the address set forth on the applicable Request for Services), and the same shall be effective upon receipt if delivered personally, or on the next business day if sent by overnight courier or by facsimile transmission or telecopy, or three (3) business days after deposit in the mail if mailed. The initial addresses of the parties shall be:

To Vendor:    Information Management Resources, Inc.
              --------------------------------------
              26750 U.S. Highway 19 North, Suite 500
              --------------------------------------
              Clearwater, Florida 34621-3442

To Target:    Target Stores
              33 South Sixth Street
              Minneapolis, Minnesota 55402
              Attn. Sue Mechelke (CC-36C)
                    -------------    ---

Upon at least ten (10) days' prior written notice, each party shall have the right to change its address to any other address within the United States of America.

      19.  NO WAIVER.  Except as expressly set forth in this Agreement, the
           ---------
failure of either party at any time to require performance by the other party of any provision of this Agreement shall in no way affect the right of such party to require performance of that provision. Any waiver by either party of any breach of any provision of this Agreement shall not be construed as a waiver of any continuing or succeeding breach of such provision, a waver of the provision itself, or a waiver of any right under this Agreement.

      20.  CONSTRUCTION.  The rule of strict construction shall not apply to
           ------------
this Agreement. This Agreement has been prepared by Target and its professional advisors and reviewed and modified by the Vendor and its professional advisors. Target, the Vendor, and their separate advisors believe that this Agreement is the product of all of their efforts, that it expresses their agreement, and that it should not be interpreted in favor of or against either Target or the Vendor merely because of their efforts in preparing it.

      21.  CAPTIONS, GENDER. NUMBER AND LANGUAGE OF INCLUSION.  The captions are
           --------------------------------------------------
inserted in this Agreement only for convenience of reference and do not define, limit, or describe the scope or intent of any provisions of this Agreement. Unless the context clearly requires otherwise, the singular includes the plural, and vice versa, and the masculine, feminine, and neuter adjectives include one another. As used in this Agreement, the word "including" shall mean "including, but not limited to".

      22.  EXHIBITS.  The following exhibits shall be deemed incorporated into
           --------
this Agreement in their entirety:

  Exhibit A   Sample Request for Services Form
  Exhibit B   Authorized Services Made for Hire Agreement and Assignment of
              Copyright
  Exhibit C   Confidentiality Agreement

      23.  COSTS OF LITIGATION.  If a dispute should arise relating to the
           -------------------
performance of the services to be provided under this Agreement, and should that dispute result in litigation, the prevailing party shall be entitled to recover all reasonable costs incurred in the defense or prosecution of the claim, including, without limitation, court costs and reasonable attorneys' fees.

                                     -6-               version    05/12/94

     24.  GOVERNING LAW.  The validity, performance and construction of this
          -------------
Agreement shall be governed and interpreted in accordance with the laws of the State of Minnesota.

      25.  ENTIRE AGREEMENT.  This Agreement contains the entire understanding
           ----------------
and agreement between the parties with respect to the subject matter hereof and supersedes all previous communications, negotiations and agreements, whether oral or written, between the parties with respect to such subject matter. No addition to or modifications of this Agreement or waiver of any provisions of this Agreement shall be binding on either party unless made in writing and executed by Target.

      26.  SEVERABILITY/SURVIVAL.  Every section, term and provision of this
           ---------------------
Agreement is severable from the others. Any future determination by a court or other authority having jurisdiction over the parties or this Agreement that a particular section, term, or provision of this Agreement is invalid, void, illegal, or unenforceable shall not affect the validity and enforceability of the remaining sections, terms, or provisions. The provisions of Sections 8 through 14 and all of the warranties and representations expressly set forth herein shall survive the termination of this Agreement.

      27.  EFFECTIVE DATE.  For the purposes of this Agreement, the term
           --------------
"Effective Date" shall mean the later of the signature dates set forth below.

      28.  ADDITIONAL OR CONTRARY TERMS AND PROVISIONS, IF ANY.  Any additional
           ---------------------------------------------------
or contrary terms and provisions set forth in a rider dated as of the date of this Agreement, signed by both parties, and attached hereto shall be incorporated herein and shall govern over any contrary terms and provisions set forth above.

      29.  AUTHORITY.  Target and the Vendor each warrant and represent to the
           ---------
other that the individuals executing this Agreement have the full capacity, right, power and authority to execute and deliver this Agreement, and all required actions and approvals therefor have been duly taken and obtained. The individuals signing this Agreement and all other documents executed or to be executed pursuant hereto on behalf of any party are and shall be duly authorized to sign the same on that party's behalf and to bind that party thereto.

      IN WITNESS WHEREOF, the parties have each executed this Agreement by their duly authorized representatives on the date(s) shown below.

VENDOR:                                   TARGET:

INFORMATION MANAGEMENT RESOURCES,         DAYTON HUDSON CORPORATION, TARGET
INC.                                      STORES DIVISION


By:  /s/ Jeffery Slowgrove                By:  /s/ Thomas A. Jeffery
     ---------------------                     ---------------------

     Name:  Jeffery Slowgrove                  Name:  Thomas A. Jeffery
          -------------------                       -------------------

     Title:  Treasurer                         Title:  Senior Vice President,
           -----------                                 Information Services
                                                       --------------------
Date:  August 9, 1994
       --------------

                                                 Date:  8/8/94
                                                        ------
Approved by IMR Legal Dept.

                                     -7-               version    05/12/94

                                   EXHIBIT A
                              REQUEST FOR SERVICES

                          RFS NUMBER ________________

VENDOR:__________________________________    DATE OF MASTER AGREEMENT:__________
DATE OF THIS REQUEST FOR SERVICES:_______    CONTRACT NUMBER:______________

The Vendor hereby agrees to provide the following individuals to perform the Authorized Services described below in accordance with the terms and conditions of the Master Agreement as amended by this Request for Services.

VENDOR'S REPRESENTATIVE                  TARGET'S REPRESENTATIVE

ACCOUNT REPRESENTATIVE:                  PROJECT MANAGER:

   Name:__________________________           Name:_____________________________
 Title: __________________________         Title: _____________________________
Address:__________________________        Address:_____________________________
        __________________________                _____________________________
        __________________________                _____________________________
        __________________________                _____________________________
Phone #:__________________________        Phone #:_____________________________
  Fax #:__________________________          Fax #:_____________________________


                              AUTHORIZED SERVICES


 (Provide a brief description of the project and the services to be performed)
================================================================================
              NAMES OF INDIVIDUALS WHOSE SERVICES WILL BE PROVIDED
________________________________________  [_] employee     [_] subcontractor
________________________________________  [_] employee     [_] subcontractor
________________________________________  [_] employee     [_] subcontractor
________________________________________  [_] employee     [_] subcontractor

(Indicate whether each individual is the Vendor's W-2 employee or contractor.
 A properly executed Work Made for Hire/Assistant of Copyright Agreement must be delivered to Target before any subcontractor can begin work.)
================================================================================
FEE SCHEDULE:                                REIMBURSABLE EXPENSES:


(Attach additional sheets if                 (Attach additional sheets if
 necessary.)                                  necessary.)
- --------------------------------------------------------------------------------

SPECIAL INSTRUCTIONS:                        START DATE AND OTHER
                                             SCHEDULING INFORMATION:


(Attach additional sheets if                 (Attach additional sheets if
 necessary.)                                  necessary.)

================================================================================

VENDOR:
                                             DAYTON HUDSON CORPORATION, TARGET
________________________________             STORES DIVISION


By: ____________________________       By:  ________________________________

    Name:  _____________________            Name:  _________________________

    Title: _____________________            Title: _________________________

    Date   _____________________            Date   _________________________



                                     - 8 -                 VERSION 05/12/94